United States

Securities And Exchange Commission

Washington, DC 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2015

MILLER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee	001-14124	62-1566286
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or organization)

37363

(Address of Principal Executive Offices)

(Zip Code)

(423) 238-4171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On January 9, 2015, Miller Industries, Inc. (the “Company”) was informed by its independent registered public accounting firm, Joseph Decosimo and Company, PLLC (“Decosimo”), that its business had been acquired by Elliott Davis Decosimo, LLC (“Elliott Davis”) effective January 1, 2015 (the “Acquisition”). As a result of the Acquisition, Decosimo requested the Company’s consent to the assignment of Decosimo’s engagement letter with the Company dated April 29, 2014 to Elliott Davis. On January 14, 2015, the Audit Committee of the Company’s Board of Directors approved the assignment of Decosimo’s engagement as the Company’s independent registered public accounting firm and the resulting engagement of Elliott Davis as the Company’s independent registered public accounting firm. The Company has filed this Form 8-K because the acquisition of Decosimo’s business by Elliott Davis may be considered to constitute a resignation by Decosimo as the Company’s independent registered public accounting firm, and to report the engagement of Elliott Davis as its independent registered public accounting firm. The Company understands that services will continue to be provided by the same Elliott Davis team members as provided services to the Company in the past.

The audit reports of Decosimo regarding the Company’s financial statements for the fiscal years ended December 31, 2013, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2013, 2012 and 2011 and through the date of this Form 8-K, there were no disagreements between the Company and Decosimo on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Decosimo, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on such periods. During the fiscal years ended December 31, 2013, 2012 and 2011 and through the date of this Form 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2013, 2012 and 2011 and through the date of this Form 8-K, the Company did not consult with Elliott Davis with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Elliott Davis concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Decosimo with a copy of the foregoing disclosure and requested Decosimo to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated January 14, 2015, furnished by Decosimo, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
16.1	Letter dated January 14, 2015 from Joseph Decosimo and Company, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLER INDUSTRIES, INC.
(Registrant)

By:	/s/ J. Vincent Mish
J. Vincent Mish Executive Vice President and Chief Financial Officer

Dated: January 14, 2015